Exhibit 99.1

PeerStream, Inc., Formerly Snap Interactive, Now Trading under New Ticker “PEER”

March 12, 2018

Corporate Name and Ticker Symbol Change Effective Today

NEW YORK, March 12, 2018 (GLOBE NEWSWIRE) — PeerStream, Inc. (“PeerStream,” the “Company,” “we,” “our” or “us”) (OTCQB:PEER), a leading developer of innovative decentralized technologies that power multimedia social apps and business communication solutions worldwide, today announced that its corporate name change and new ticker symbol are effective as of the open of trading today, March 12, 2018. PeerStream’s common stock will now trade under the ticker symbol “PEER,” and the new CUSIP is 70555R102. PeerStream was formerly Snap Interactive, Inc. The Company has also launched a new corporate website: https://peerstream.com.

Alex Harrington, CEO of PeerStream, commented, “With the completion of the name and ticker change and refreshed website, our rebranding to PeerStream is now complete.  We are moving forward with PeerStream Protocol (“PSP”), our initiative to incorporate decentralization technologies into the Company’s platform for live multimedia streaming and communications, and our new initiative to launch business solutions offerings. More information on PSP can be found at https://peerstreamprotocol.io/. With our focus on developing innovative technologies, backed by our 75 person development team, and supported by a solid balance sheet, we believe that we are in a good position to execute on our strategic plans for growth.”

About PeerStream, Inc. (OTCQB:PEER)

PeerStream, Inc., formerly Snap Interactive, Inc., builds innovative decentralized technologies that power multimedia social apps and business communication solutions worldwide.  The Company is currently developing PeerStream Protocol (“PSP”), a decentralized multimedia content delivery solution building on blockchain technology. PSP will form the core of a technology platform that supports the Company’s portfolio of social video applications and newly formed business solutions group created to serve the blockchain adoption needs of corporate clients.  The Company’s app portfolio features Paltalk, which hosts one of the world’s largest collections of video-based social communities, and Backchannel, a blockchain-based secure video messaging app expected to launch in 2018. The Company has a long history of technology innovation and holds 26 patents.

For more information, please visit: http://www.peerstream.com

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Forward-Looking Statements

This press release contains “forward-looking statements.” Such statements may be preceded by the words “intends,” “may,” “will,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “estimates,” “aims,” “believes,” “hopes,” “potential,” or similar words. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the Company’s control, and cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, risks and uncertainties associated with general economic, industry and market sector conditions; the ability to effectively develop and incorporate blockchain technology into the Company’s applications; the ability to effectively market and generate revenue from our new business solutions unit; our ability to effectively develop and launch the PSP and our ability to generate user and developer support for the PSP; user acceptance of our updated applications; the Company’s ability to institute corporate governance standards or achieve compliance with national securities exchange listing requirements; the Company’s future growth and the ability to obtain additional financing to implement the Company’s growth strategy; the ability to increase or recognize revenue, decrease expenses and increase the number of active subscribers, new subscription transactions or monthly active users; the ability to enter into new advertising agreements; the Company’s ability to generate positive cash flow from operations; the ability to diversify new user acquisition channels or improve the conversion of users to paid subscribers; the ability to anticipate and respond to changing user and industry trends and preferences; the intense competition in our industry; the ability to release new applications or derive revenue from new applications; and circumstances that could disrupt the functioning of the Company’s applications. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at http://www.sec.gov.

All forward-looking statements speak only as of the date on which they are made. The Company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement was made, except to the extent required by applicable securities laws.

Investor Relations Contact:
ir@peerstream.com